                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                  3/1/2004
COLLECTION PERIOD ENDING:                    3/31/2004
PREV. DISTRIBUTION/CLOSE DATE:               3/12/2004
DISTRIBUTION DATE:                           4/12/2004
DAYS OF INTEREST FOR PERIOD:                        31
DAYS OF COLLECTION PERIOD                           31
MONTHS SEASONED:                                    20

                                                                     ORIGINAL
Purchases             UNITS       CUT-OFF DATE     CLOSING DATE    POOL BALANCE
---------             -----       ------------     ------------    ------------
Initial Purchase     57,520        7/31/2002        8/21/2002     879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                     ------                                       --------------
TOTAL                57,520                                       879,123,207.32

I.     ORIGINAL DEAL PARAMETERS

                                     DOLLAR AMOUNT       # OF CONTRACTS
       Original Portfolio :          $ 879,123,207.32         57,520

                                                                     LEGAL FINAL
     Original Securities:            DOLLAR AMOUNT         COUPON      MATURITY
     --------------------            -------------         ------      --------
         Class A-1 Notes           $ 202,000,000.00       1.72313%     9/12/2003
         Class A-2 Notes             231,000,000.00       1.99000%     1/12/2006
         Class A-3 Notes             187,000,000.00       2.62000%     2/12/2007
         Class A-4 Notes             206,374,000.00       3.24000%     8/12/2009
         Class B Notes                52,749,207.32       8.00000%     8/12/2009
                                   ----------------
              Total                $ 879,123,207.32

II.       COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     (1)  Beginning of period Aggregate Principal Balance                                             (1) 485,918,113.29
                                                                                                          --------------
     (2)  Subsequent Receivables Added                                                                (2)              -
                                                                                                          --------------
          Monthly Principal Amounts

          (3)  Principal Portion of Scheduled Payments Received                (3) 8,871,288.55
                                                                                   ------------
          (4)  Principal Portion of Prepayments Received                       (4) 7,643,110.44
                                                                                   ------------
          (5)  Principal Portion of Liquidated Receivables                     (5) 5,472,172.04
                                                                                   ------------
          (6)  Aggregate Amount of Cram Down Losses                            (6)            -
                                                                                   ------------
          (7)  Other Receivables adjustments                                   (7)            -
                                                                                   ------------
          (8)  Total Principal Distributable Amounts                                                  (8)  21,986,571.03
                                                                                                          --------------
     (9)  End of Period Aggregate Principal Balance                                                   (9) 463,931,542.26
                                                                                                          ==============
    (10)  Pool Factor  (Line 9/Original Pool Balance)                                                (10)        52.7721%
                                                                                                          ==============


III.       COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                      CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4       CLASS B           TOTAL
                                      ---------        ---------       ---------       ---------       -------           -----
    (11)  Original Note Balance    $202,000,000.00   231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32  $879,123,207.32
                                   ---------------    -------------  --------------  --------------  -------------   --------------
    (12)  Beginning of period
           Note Balance                          -    34,233,939.70  187,000,000.00  206,374,000.00              -   427,607,939.70
                                   ---------------    -------------  --------------  --------------  -------------   --------------
    (13)  Noteholders' Principal
           Distributable Amount                  -    19,348,182.51               -               -              -    19,348,182.51
    (14)  Class A Noteholders'
           Accelerated
           Principal Amount                      -                -               -               -                               -
    (15)  Class A Noteholders'
           Principal Carryover
           Amount                                -                -               -               -                               -
    (16)  Policy Claim Amount                    -                -               -               -                               -
                                   ---------------    -------------  --------------  --------------  -------------   --------------
    (17)  End of period Note
           Balance                               -    14,885,757.19  187,000,000.00  206,374,000.00              -   408,259,757.19
                                   ===============    =============  ==============  ==============  =============   ==============

    (18)  Note Pool Factors
           (Line 17/Line 11)                0.0000%          6.4441%       100.0000%       100.0000%        0.0000%         46.4394%

    (19)  Class A Noteholders'
           Ending Note Balance      408,259,757.19

    (20)  Class B Noteholders'
           Ending Note Balance                   -

    (21)  Class A Noteholders'
           Beginning Note Balance   427,607,939.70

    (22)  Class B Noteholders'
           Beginning Note Balance                -

    (23)  Total Noteholders
           Principal Distribution
           for Collection Period
                                     19,348,182.51

    (24)  Total Noteholders
           Interest Distribution
           for Collection Period
                                      1,022,264.42

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

   (25) Total Monthly Principal Collection Amounts                                                            (25) 21,986,571.03
                                                                                                                   -------------
   (26) Required Pro Forma Class A Note Balance (88% x Line 9)                           (26) 408,259,757.19
                                                                                              --------------
   (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                (27) 405,621,368.67
                                                                                              --------------
   (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                               (28)   2,638,388.52        2,638,388.52
                                                                                              --------------       -------------
   (29) Principal Distribution Amount (Line 25 - Line 28)                                                     (29) 19,348,182.51
                                                                                                                   =============

V.      RECONCILIATION OF COLLECTION ACCOUNT:

        AVAILABLE FUNDS

        (30) Interest Collections                                                        (30)   6,923,034.31
                                                                                              --------------
        (31) Repurchased Loan Proceeds Related to Interest                               (31)              -
                                                                                              --------------
        (32) Principal Collections                                                       (32)   8,871,288.55
                                                                                              --------------
        (33) Prepayments in Full                                                         (33)   7,643,110.44
                                                                                              --------------
        (34) Prepayments in Full Due to Administrative Repurchases                       (34)              -
                                                                                              --------------
        (35) Repurchased Loan Proceeds Related to Principal                              (35)              -
                                                                                              --------------
        (36) Collection of Supplemental Servicing - Extension and Late Fees              (36)     200,125.58
                                                                                              --------------
        (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced      (37)              -
                                                                                              --------------
        (38) Liquidation Proceeds                                                        (38)   1,687,710.00
                                                                                              --------------
        (39) Recoveries from Prior Month Charge-Offs                                     (39)     463,762.12
                                                                                              --------------
        (40) Investment Earnings - Collection Account                                    (40)      14,031.26
                                                                                              --------------
        (41) Investment Earnings - Spread Account                                        (41)      11,566.93
                                                                                              --------------
        (42) Total Available Funds                                                                             (42) 25,814,629.19
                                                                                                                    -------------

        DISTRIBUTIONS:

        (43) Base Servicing Fee - to Servicer                                            (43)     911,096.46
                                                                                              --------------
        (44) Supplemental Servicing Fee - to Servicer                                    (44)     364,207.12
                                                                                              --------------
        (45) Indenture Trustee Fees                                                      (45)         250.00
                                                                                              --------------
        (46) Owner Trustee Fees                                                          (46)              -
                                                                                              --------------
        (47) Backup Servicer Fees                                                        (47)              -
                                                                                              --------------

        NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                           BEGINNING     INTEREST   INTEREST          DAYS         CALCULATED
               CLASS     NOTE BALANCE   CARRYOVER    RATE     DAYS    BASIS          INTEREST
               -----     ------------   ---------    ----     ----    -----          --------
        (48) Class A-1               -         -    1.72313%   31   Act. Days/360         -     (48)              -
                                                                                                     --------------
        (49) Class A-2   34,233,939.70         -    1.99000%   30          30/360    56,771.28  (49)      56,771.28
                                                                                                     --------------
        (50) Class A-3  187,000,000.00         -    2.62000%   30          30/360   408,283.33  (50)     408,283.33
                                                                                                     --------------
        (51) Class A-4  206,374,000.00         -    3.24000%   30          30/360   557,209.80  (51)     557,209.80
                                                                                                     --------------
        (52) Class B                 -         -    8.00000%   30          30/360            -  (52)              -
                                                                                                     --------------

        NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                  EXCESS   MANDATORY
                          PRINCIPAL    PRINCIPAL   PRIN.      NOTE             TOTAL
               CLASS    DISTRIBUTION   CARRYOVER   DUE     PREPAYMENT        PRINCIPAL
               -----    ------------   ---------   ---     ----------        ---------
        (53) Class A-1              -        -       -          -       -              -    (53)              -
                                                                                                 --------------
        (54) Class A-2  19,348,182.51        -       -          -       -  19,348,182.51    (54)  19,348,182.51
                                                                                                 --------------
        (55) Class A-3              -        -       -          -       -              -    (55)              -
                                                                                                 --------------
        (56) Class A-4              -        -       -          -       -              -    (56)              -
                                                                                                 --------------
        (57) Class B                -        -       -          -       -              -    (57)              -
                                                                                                 --------------
        (58) Insurer Premiums - to AMBAC                                                    (58)      78,250.00
                                                                                                 --------------
        (59) Total Distributions                                                                                  (59) 21,724,250.51
                                                                                                                       -------------
   (60) Excess Available Funds (or Premium Claim Amount)                                                          (60)  4,090,378.68
                                                                                                                       -------------
   (61) Deposit to Spread Account to Increase to Required Level                                                   (61)             -
                                                                                                                       -------------
   (62) Amount available for Noteholders' Accelerated Principle Amount                                            (62)             -
                                                                                                                       -------------
   (63) Amount available for Deposit into the Note Distribution Account                                           (63)  4,090,378.68
                                                                                                                       -------------

VI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

   (64) Excess Available Funds After Amount to
         Increase Spread to Required Level (Line 60 - Line 61)                              (64)   4,090,378.68
                                                                                                 --------------
   (65) Spread Account Balance in Excess of Required Spread Balance                         (65)     659,597.13
                                                                                                 --------------
   (66) Total Excess Funds Available                                                        (66)   4,749,975.82
                                                                                                 --------------
   (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                   (67) 405,621,368.67
                                                                                                 --------------
   (68) Required Pro Forma Class A Note Balance (88% x Line 9)                              (68) 408,259,757.19
                                                                                                 --------------
   (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)               (69)              -
                                                                                                 --------------
   (70) Lesser of (Line 68) or (Line 69)                                                    (70)              -
                                                                                                 --------------
   (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                    (71)             -
                                                                                                                       -------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

VII.         RECONCILIATION OF SPREAD ACCOUNT:                        INITIAL DEPOSIT                                TOTAL
----         ---------------------------------                        ---------------                                -----
 (72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS              26,373,696.22                             26,373,696.22
                                                                      ---------------                             -------------
 (73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
             ADDITIONS TO SPREAD ACCOUNT                                                                     (73) 14,577,543.40
                                                                                                                  -------------
       (74)  Deposit from Collection Account (Line 61)                                  (74)              -
                                                                                             --------------
       (75)  Investments Earnings                                                       (75)      11,566.93
                                                                                             --------------
       (76)  Deposits Related to Subsequent Receivables Purchases                       (76)              -
                                                                                             --------------
       (77)  Total Additions                                                                                 (77)     11,566.93
                                                                                                                  -------------
             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                           (78) 14,589,110.33
                                                                                                                  -------------
       (79)  3% of the Ending Pool Balance (3% x Line 9)                                (79)  13,917,946.27
                                                                                             --------------
       (80)  Floor Amount (1.5% of Original Pool Balance)               13,186,848.11   (80)              -
                                                                        -------------        --------------
       (81)  If a Spread Cap Event exists then 6% of the Ending
              Pool Balance                                                          -   (81)              -
                                                                        -------------        --------------
       (82)  If a Trigger Event exists then an unlimited amount as
              determined by the Controlling Party                                       (82)              -
                                                                                             --------------
       (83)  Spread Account Requirement                                                                      (83) 13,917,946.27
                                                                                                                  -------------
             WITHDRAWALS FROM SPREAD ACCOUNT

       (84)  Withdrawal pursuant to Section 5.1(b)
              (Transfer Investment Earnings to the
              Collection Account)                                                       (84)      11,566.93
                                                                                             --------------
       (85)  Withdrawal pursuant to Section 5.7
              (Spread Account Draw Amount)                                              (85)              -
                                                                                             --------------
       (86)  Withdrawal pursuant to Section 5.7(b)(x)
              (Unpaid amounts owed to the Insurer)                                      (86)              -
                                                                                             --------------
       (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
              (Other unpaid amounts owed to the Insurer)                                (87)              -
                                                                                             --------------
       (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
              (Note Distribution Account - Class A Noteholders'
              Accelerated Principal Amount)                                             (88)              -
                                                                                             --------------
       (89)  Withdrawal pursuant to Section 5.7(b)(xv)
              (Note Distribution Account - Class B Noteholders'
              Principal or to the Certificateholder)                                    (89)     659,597.13
                                                                                             --------------
       (90)  Total Withdrawals                                                          (90)     671,164.06
                                                                                             --------------
                                                                                                             (91)    671,164.06
                                                                                                                  -------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                            (92) 13,917,946.27
                                                                                                                  -------------

VIII.        CALCULATION OF OC LEVEL AND OC PERCENTAGE

       (93)  Aggregate Principal Balance                                                (93) 463,931,542.26
                                                                                             --------------
       (94)  End of Period Class A Note Balance                                         (94) 408,259,757.19
                                                                                             --------------
       (95)  Line 93 less Line 94                                                       (95)  55,671,785.07
                                                                                             --------------
       (96)  OC Level (Line 95/Line 93)                                                 (96)         12.00%
                                                                                             --------------
       (97)  Ending Spread Balance as of a percentage of Aggregate
              Principal Balance (Line 92/Line 93)                                       (97)          3.00%
                                                                                             --------------
       (98)  OC Percentage (Line 96 + Line 97)                                                               (98)        15.00%
                                                                                                                  -------------
IX.          AMOUNTS DUE TO CERTIFICATEHOLDER

       (99)  Beginning of Period Class B Noteholder Balance                                                  (99)          0.00
       (100) Funds Available to the Class B Noteholder                                                      (100)  4,749,975.82
       (101) Remaining Balance to the Certificateholder                                                     (101)  4,749,975.82

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:        (S)/Mike Wilhelms
           --------------------------------
Name:      Mike Wilhelms
           --------------------------------
Title:     Sr. VP & Chief Financial Officer
           --------------------------------
Date:      5-Apr-2004
           --------------------------------

                                       3